NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


                              BLUEGATE CORPORATION

                                                           CUSIP NO. 09623A 10 5

                                    formerly

                          CRESCENT COMMUNICATIONS, INC.

                   AUTHORIZED COMMON STOCK: 50,000,000 SHARES
                                PAR VALUE: $.001


THIS CERTIFIES THAT


IS THE RECORD HOLDER OF   *SEVEN THOUSAND ONE HUNDRED FORTY THREE*

                   SHARES OF BLUEGATE CORPORATION COMMON STOCK

Transferable on the books of the Corporation in person or by duly authorized attorney Upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: APRIL 27, 2005


/s/ [ILLEGABLE]                                             /s/ [ILLEGABLE]
--------------------------  [CRESENT COMMUNICATIONS, INC.]  --------------------
        SECRETARY/TRESURER      [CORPORATE SEAL]                       PRESIDENT
                                    [NEVADA]

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common    UNIF GIFT MIN ACT -. . . Custodian . . .
     TEN ENT - as tenants by the                          (Cust)         (Minor)
               entireties                          under Uniform Gifts to Minors
     JT TEN - as joint tenants with                Act . . . . . . . . . . . . .
              right of suvivorship                              (State)
              and not as tenants
              in common

         Additional abbreviations may also be used though not in the above list.

               For Value Received, _______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE. OR ASSIGNEE)


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                                                                          Shares
--------------------------------------------------------------------------
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------


     ----------------------------------------------------------------------
     NOTICE:THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                         CURRENT TRANSFER FEE APPLICABLE